Exhibit 99.2 fast forward advance relentlessly R Fourth Quarter and Full Year 2005 Results January 25, 2006

Agenda 2005 Highlights Jim Vandenberghe, Vice Chairman Operating Priorities Doug DelGrosso, President and COO Financial Review Dave Wajsgras, EVP and CFO Closing Comments Bob Rossiter, Chairman and CEO

2005 Highlights

Highlights - Full Year 2005 Net sales of $17.1 billion Launched comprehensive restructuring plan Expanded infrastructure in Asia; grew sales with Asian automakers Increased low-cost country manufacturing and engineering capability Fifth consecutive year as J.D. Power's highest-quality major seat supplier Signed framework agreement for Interior joint venture with WL Ross & Co. LLC

Reversal of trend toward total interiors Composition of global market share Trend toward crossover SUV's in U.S. Escalation of energy and raw material prices Financial distress of major customers / increasing industry focus on cost reduction Strengthen leadership position in Seating Grow Electrical Distribution/Electronics New business model for Interior products Continue to diversify sales, with priority emphasis on new Asian business Increasing content on existing business Content on nearly two-thirds of all crossover SUV's produced in North America Affordable cost standards Selective vertical integration Accelerating move to lower-cost sources Comprehensive competitive benchmarking Key element of new product pricing Pro-active, collaborative culture Industry leading CTO process Restructuring to improve competitiveness Productivity based on joint cost reductions Changing Business Conditions Lear Initiative/Competency Challenging Industry Trends* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

North America ROW Europe East 0.54 0.08 0.38 Trad Big 3 ROW Europe East 0.52 0.07 0.34 Traditional Big Three* 56% European OEMs 36% 2005 Revenue Diversification Rest of World 8% Europe 38% North America 54% Geographic Customer Asian OEMs 8% * Excludes Mercedes, Volvo, Land Rover, Jaguar and Saab

Largest Customers by Region North America Europe Rest of World GM Ford Chrysler BMW Subaru Nissan Toyota Hyundai Honda Volkswagen Mazda Volvo BMW PSA Fiat Ford GM / Opel Mercedes Audi Saab Jaguar Renault Ford Mazda Hyundai GM / Opel BMW Mercedes Audi Fiat PSA Volkswagen Nissan Based on Full Year 2005 Sales

Operating Priorities

Operating Priorities Retain Core Values Quality First Customer Satisfaction Refocus Our Plan Align Lear with Customer Sourcing Strategy New Products / Technology Customer / Regional Diversification Operational Excellence Pricing / New Program Award Discipline Competitive Manufacturing Cost Structure Supply Chain Management Flawless Launch Management Pro-Active, Long-Term Labor Strategy

Retain Core Values
Quality First and Customer Satisfaction

LEAR CORPORATION

Quality

Internal Quality Measures

- Continuous improvement

J.D. Power Seat Quality Survey

- 6% improvement in TGW over 2004
- 35% improvement since 1999
- 4 Best-in-Segment vehicles
  - Full-size Car: Ford Five Hundred
  - Pickup: Chevrolet Avalanche
  - Sport Utility: BMW X3
  - Van: Chevrolet Express

Source: J.D. Power 2005

Customer Satisfaction

- "Best-In Class" Launch Execution for the GMT900
- Breakthrough technology for power remote 2nd row seats for the GMT 900
- FAW-Volkswagen "Excellent Localization Award" in China
- GM "Service Parts Award" (100% on time delivery) in Indiana and Ontario
- Ford "Q1 Award" Sweden and China
- Nissan "Zero Defects" Toluca, Mexico
- Toyota "Quality Award" Port Huron, MI
- Volkswagen "Supplier Award 2005" Besigheim, Germany
- Autodata Magazine "Among the Best in the Automotive Sector 2005"

10

Refocus Our Plan Align with Customer Sourcing Strategy Collaborative cost reduction activity Increase value-added proposition of individual systems Feature new products and technology that address consumers needs and wants: Convenience Safety Entertainment Cost Effectiveness

Refocus Our Plan Seating - Featured Products ProTec Plus Second generation self-aligning head restraint Significantly reduces forces and movements in the neck Improved comfort by exceeding regulatory requirements Potential for improved rear and lateral vision Lear Flexible Seat Architecture Modular system that can be packaged in several vehicle environments through the utilization of power and common components: Reduced development timing, costs and capital Enhanced comfort and safety features Increased quality and craftsmanship Provides early and sustained support to the occupant's head in a rear impact collision: Stadium Slide Seat System Provides one-handed easy entry feature for ingress/egress to 3rd row seat: Seat back reclines and folds flat Locks into stadium position Single-handed operation

Refocus Our Plan Electronics - Featured Products Car2UTM Two-Way Remote Keyless Entry System Wireless control system with an integrated transmitter/receiver that can control and display the status of the vehicle, such as engine, lock/unlock, trunk, A/C, cabin temperature and more: Ability to download vehicle status instantly Reliable private feedback Confirmation of desired function execution Programmable features Tire Pressure Monitoring System (IntelliTireTM) Alerts the driver to changes in tire pressure or temperature: High volume product Basic TPMS functionality is U.S. government-mandated Base system meets regulations / premium system has more advanced features Rear Seat Entertainment System Multimedia offered in the vehicle: All formats of DVD technology including easy upgrade In-car interior integration (center console, head rest) Consumer electronics connectivity

Geographic Mix (2008 - 2010) Customer / Regional Diversification Continuing to Focus on Improving Sales Mix*** *** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Customer Mix (2008 - 2010) Trad Big Three Asian OEM Europe East 0.475 0.15 0.375 North America 45% Outside North America 55% Traditional Big Three* <50% European >35% Asian ^15 % North America Outside NA East 0.45 0.55 Seating and Electrical / Electronics Systems Outlook** * Excludes Mercedes, Volvo, Land Rover, Jaguar and Saab. ** Excludes non-consolidated sales.

Operational Excellence Pricing / New Program Award Discipline* Emphasize the elimination of waste and reduction of cost Provide incentives to work cooperatively with our customers Support objective that each individual program is economically viable Create reasonable margin profile over time Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Operational Excellence Competitive Manufacturing Cost Structure* Eliminate excess capacity Accelerate move to lower- cost sources Streamline organization and improve operational efficiency Restructuring Objectives 2005 2006+ 104 150 Pretax Restructuring Costs $103 (in millions) Net savings impact expected to begin in second half of 2006 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. ^ $150 Estimated Payback Of Restructuring Initiative Is 2.5 Years

Operational Excellence Supply Chain Management Global Operations/Purchasing Organization Alignment High-Risk Supplier Management Team Key-Supplier Quality Program Affordable Cost Standards Supplier Cost Technology Optimization Lear Sourcing Agreement

Operational Excellence 2006 Key Product Launches Americas GMT900 SUVs/Pickups Seats, doors Hyundai Santa Fe Seats, TPMS Nissan Versa Overhead systems, trim Nissan Sentra Overhead systems, trim DCX Caliber/Compass/Patriot Overhead systems, trim, doors, flooring, IP International VW Cabrio Seats Peugeot 207 Seats Hyundai EN (new SUV) Seats Ford Galaxy Seats Fiat Stilo Seats Range Rover Seats Product Lear Content

Operational Excellence Pro-Active, Long-Term Labor Strategy Long and productive history of working together Regular, open dialogue with all unions Candid assessment of business outlook Establish broad competitiveness framework Work together to address local issues

Financial Review

2005 Results Challenging Fourth Quarter Production Environment North America Industry production up 3% Big Three down 2% Europe Industry production down 1% Top Five customers down 1% Euro 8% weaker than a year ago

2005 Results Fourth Quarter Financial Summary

2005 Results Fourth Quarter Reported Results * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Fourth Quarter Sales Changes and Margin Impact Versus Prior Year

2005 Results Full Year Reported Results * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

2005 Results Fourth Quarter and Full Year Free Cash Flow * * Cash from Operations represents net cash provided by operating activities ($332 for three months and $561 for twelve months ended 12/31/05) before net change in sold accounts receivable (($132) for three months and ($411) for twelve months ended 12/31/05). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Full Year 2005 Cash Flow Drivers: Earnings depressed High capital spending, tooling Restructuring GM payment terms (one-time impact) Free Cash Flow Positive In Fourth Quarter

2005 Results Restructuring Implementation Status Initiated closure of seven manufacturing facilities Streamlined global organizational structure and restructured multiple administrative offices Accelerating manufacturing footprint actions to improve cost competitiveness 2005 Actions 2005 Cost and Cash Impact

2005 Results Interior Product Segment - Key Financials** Financial Returns Under Pressure * Excludes costs related to restructuring actions of $32.3 million and fixed asset impairment charges of $82.3 million. ** Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

North America (in millions) 2006 Outlook Vehicle Production Assumptions* 2005 Actual 2006 Forecast 3rd Qtr 4th Qtr 4 4.1 East 11.6 11.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2005 Actual 2006 Forecast 3rd Qtr 4th Qtr 4.8 5 East 13.9 13.6 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 15.8 18.9 Full Year Full Year First Quarter ^ 15.7 ^ 18.8 ^ 4.1 ^ 4.9 4.0 4.8 First Quarter First Quarter Big 3 Total 2.8 2.8 Big Three Light Trucks 1.8 1.8 First Quarter Top 5 Customers 2.5 2.5

2006 Outlook Trend of Capital Spending* (in millions) 2003 2004 2005 2006 Directional HQ 45 15 45 43.9 Seating 376 429 229 202 Electrical / Electronics 103 103 Interior 191 126 Capital Spending Level Should Trend Lower On An Ongoing Basis Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Capital Spending Priorities: New programs Maintenance / IT/ other Increased capacity (low-cost countries) Distressed suppliers Seating Electrical/ Electronics Interior Other

2006 Outlook Directional Assessment* Full Year: Given the level of uncertainties, financial guidance for 2006 will not be provided at this time. Shown below is a directional assessment of our outlook for this year: Pretax income to improve (excluding restructuring and other special charges) Capital spending trends notably lower Free cash flow turns positive First Quarter: Pretax income to improve year-over-year, (excluding restructuring and other special charges) Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Closing Comments

Closing Comments* 2005 in Perspective Financial results unacceptable Lear remained a leader in quality Operating fundamentals sound Continued progress in sales diversification Improvement Plans in Place Global restructuring actions Manufacturing cost structure improvements Pricing approach based on cost reduction Outlook for Business New, more sustainable business model emerging 2006, a year of improvement Longer-term outlook remains positive Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "pretax income excluding impairments, restructuring and other special charges," "income (loss) before goodwill impairment charge, interest, other expense and income taxes," "income (loss) before impairment and restructuring charges, interest, other expense and income taxes" and "free cash flow." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income excluding impairments, restructuring and other special charges, income (loss) before goodwill impairment charge, interest, other expense and income taxes and income (loss) before impairment and restructuring charges, interest, other expense and income taxes are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Neither pretax income excluding impairments, restructuring and other special charges, income (loss) before goodwill impairment charge, interest, other expense and income taxes, income (loss) before impairment and restructuring charges, interest, other expense and income taxes nor free cash flow should be considered in isolation or as substitutes for pretax income (loss), net income (loss), net cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information Interior Product Segment

Use of Non-GAAP Financial Information Cash from Operations and Free Cash Flow

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer pricing negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, the finalization of the Company's restructuring plan, the outcome of various strategic alternatives being evaluated with respect to the Company's Interior product segment and other risks described from time to time in the Company's Securities and Exchange Commission filings. Finally, the proposed joint venture between the Company and WL Ross & Co. LLC with respect to the Company's Interior product segment is subject to the negotiation and execution of definitive agreements and other conditions. No assurances can be given that the proposed joint venture will be completed on the terms contemplated or at all. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof. Forward-Looking Statements